                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  1.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     3398
  AA) Realized capital gains ----------------------------- $    59166
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    23677
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $    10635
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    27750
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4587
      2. Dividends for a second class of open-end
         company shares --------------------- $   0.1638;0.2206;0.5402
   B) Distribution of capital gains ---------------------- $   1.2773
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       23
   Z) Net investment income ------------------------------ $      602
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $       53
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      485
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      603
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.2316
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.1880;0.1886;0.2664
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  3.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       13
   Z) Net investment income ------------------------------ $     5232
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     3669
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      743
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     5188
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $      555
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.3091
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.2641;0.2646;0.3240
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  4.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $       67
  AA) Realized capital gains ----------------------------- $     3735
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     4219
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      361
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1338
      2. Dividends for a second class of open-end
         company shares ------------------------ $   0.0000;0.0000;0.1870
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  5.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     2041
  AA) Realized capital gains ----------------------------- $    19065
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     2604
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4230
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    18071
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.4164
      2. Dividends for a second class of open-end
         company shares ------------------------ $   0.2201;0.2225;0.4812
   B) Distribution of capital gains ---------------------- $   1.7728
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     4062
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4062
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0193
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  7.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        5
   Z) Net investment income ------------------------------ $     1772
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     1963
  CC) 1. Net unrealized appreciation during the period --- $     1208
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1688
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.2322
      2. Dividends for a second class of open-end
         company shares ----------------------- $   0.1982;0.1899;0.2439
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  8.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      201
  AA) Realized capital gains ----------------------------- $    23515
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     5858
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1039
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1385
      2. Dividends for a second class of open-end
         company shares ------------------------ $   0.0295;0.0134;0.1744
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  9.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 10.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 11.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $       20
  AA) Realized capital gains ----------------------------- $    42465
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    10344
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      374
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    13405
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income --- $   0.0000;0.0000;0.0568
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.5780
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 12.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     2757
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     1165
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     2466
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2740
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.1574
      2. Dividends for a second class of open-end
         company shares -------------------------------- $   0.1263;0.1267
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 13.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      193
  AA) Realized capital gains ----------------------------- $     2923
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      175
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      382
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     4123
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0952
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000;0.0103;0.1274
   B) Distribution of capital gains ---------------------- $   0.8839
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 14.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -122
  AA) Realized capital gains ----------------------------- $     6197
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     7490
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      184
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     3403
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0177
      2. Dividends for a second class of open-end
         company shares -------------------- $   0.0000;0.0000;0.0813
   B) Distribution of capital gains ---------------------- $   0.5330
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 15.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 16.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 17.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 18.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 19.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 20.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 21.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 22.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 23.

  EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
(Continued from Screen 35)                                filed for series  1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1917
   P) Amounts owed to affiliated persons --------------------------- $      266
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     9443
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   431972
   U) 1. Number of shares outstanding ------------------------------      10571
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------      312;305;3,978
   V) 1. Net asset value per share (to nearest cent) --------------- $    28.57
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    27.36;26.99;28.45
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      20640
   Y) Total value of assets in segregated accounts ----------------- $    59447
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $     1046
   P) Amounts owed to affiliated persons --------------------------- $       16
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      132
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    29007
   U) 1. Number of shares outstanding ------------------------------       2350
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------       113;42;3
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.56
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    11.56;11.56;12.50
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       1367
   Y) Total value of assets in segregated accounts ----------------- $    15620
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    16785
   P) Amounts owed to affiliated persons --------------------------- $       91
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    42794
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   156497
   U) 1. Number of shares outstanding ------------------------------      11457
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------      191;124;1,459
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.83
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    11.83;11.84;11.83
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       4582
   Y) Total value of assets in segregated accounts ----------------- $    53561
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  4.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      268
   P) Amounts owed to affiliated persons --------------------------- $       56
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    12140
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    59652
   U) 1. Number of shares outstanding ------------------------------       1523
      2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------      36;16;891
   V) 1. Net asset value per share (to nearest cent) --------------- $    24.21
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    22.38;22.52;24.29
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       4356
   Y) Total value of assets in segregated accounts ----------------- $     3624
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  5.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $    10672
   P) Amounts owed to affiliated persons --------------------------- $      119
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     3864
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   163458
   U) 1. Number of shares outstanding ------------------------------       5310
      2. Number of shares outstanding of a second class of shares
         of open-end company ----------------------------------     690;608;127
   V) 1. Net asset value per share (to nearest cent) --------------- $    24.47
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------- $   23.71;23.16;24.64
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       9456
   Y) Total value of assets in segregated accounts ----------------- $    35491
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  6.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       57
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       83
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   197149
   U) 1. Number of shares outstanding ------------------------------     197224
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     1.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.9996
   X) Total number of shareholder accounts -------------------------      10153
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  7.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       46
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    29574
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    97752
   U) 1. Number of shares outstanding ------------------------------       3586
      2. Number of shares outstanding of a second class of shares
         of open-end company -------------------------------      381;426;4,340
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.21
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------- $   11.19;11.20;11.18
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       3471
   Y) Total value of assets in segregated accounts ----------------- $      203
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  8.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      437
   P) Amounts owed to affiliated persons --------------------------- $       98
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    13843
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    50008
   U) 1. Number of shares outstanding ------------------------------       2055
      2. Number of shares outstanding of a second class of shares
         of open-end company ----------------------------------       86;70;490
   V) 1. Net asset value per share (to nearest cent) --------------- $    18.56
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    17.33;17.43;18.73
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       2556
   Y) Total value of assets in segregated accounts ----------------- $     2919
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  9.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 10.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 11.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      490
   P) Amounts owed to affiliated persons --------------------------- $      339
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     5098
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   466756
   U) 1. Number of shares outstanding ------------------------------      10681
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------     835;2,261;3,205
   V) 1. Net asset value per share (to nearest cent) --------------- $    27.74
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------- $   25.87;25.88;28.18
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      43472
   Y) Total value of assets in segregated accounts ----------------- $    81241
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 12.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      980
   P) Amounts owed to affiliated persons --------------------------- $       75
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    43756
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   143756
   U) 1. Number of shares outstanding ------------------------------      16663
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------------      221;57;0
   V) 1. Net asset value per share (to nearest cent) --------------- $     8.48
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ----------------- $    8.56;8.59;0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------      10191
   Y) Total value of assets in segregated accounts ----------------- $    45255
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 13.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      366
   P) Amounts owed to affiliated persons --------------------------- $       56
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     2526
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    54314
   U) 1. Number of shares outstanding ------------------------------       4216
      2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------      465;157;0
   V) 1. Net asset value per share (to nearest cent) --------------- $    11.29
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------- $    10.82;10.76;11.98
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       7122
   Y) Total value of assets in segregated accounts ----------------- $     3428
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 14.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $      160
   P) Amounts owed to affiliated persons --------------------------- $       82
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    18899
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $   102002
   U) 1. Number of shares outstanding ------------------------------       3770
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------      755;541;898
   V) 1. Net asset value per share (to nearest cent) --------------- $    17.30
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent--------------- $     16.24;16.19;17.58
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------       7112
   Y) Total value of assets in segregated accounts ----------------- $     2908
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 15.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 16.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 17.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 18.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 19.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 20.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 21.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 22.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 23.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36